United
                    Vanguard
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 1996

FUND MANAGER'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 1996


Dear Shareholder:

     This report relates to the operation of United Vanguard Fund, Inc. for the fiscal year ended September 30, 1996. The discussion, graphs and tables contained in this report will provide you with information regarding the Fund's performance during that period.

     The past fiscal year was characterized by moderate economic growth, relatively low inflation and slowing growth rates for corporate earnings. Interest rates experienced substantial volatility during the past fiscal year. Various economic indicators displayed conflicting signs of both economic strength and weakness during the fiscal year, creating uncertainty in the financial markets.

     During the course of the year, the Fund maintained a significant position in stocks of corporations in the technology sector. Despite strong overall performance by the stock market during the past fiscal year, certain industries in the technology sector experienced declining valuations that negatively affected the Fund's performance. The Fund increased its emphasis on stocks in pharmaceutical, financial and petroleum-related companies, while reducing exposure to consumer-related, semiconductor and telecommunications stocks.

     The strategies and techniques we applied resulted in the Fund's performance remaining below that of the indexes charted on the following page. This underperformance was largely due to our investments in semiconductor, semiconductor equipment and health care stocks. The indexes shown in the chart reflect the performance of securities that generally represent the stock market (the S&P 500 Index) and the universe of funds with similar investment objectives (the Lipper Growth Fund Universe Average).

     Two important issues likely will shape the immediate future. First, U.S. economic growth appears to be entering a period of slowing. Second, domestic and foreign political events in the coming months have the potential to alter the investment environment that U.S. markets have experienced over the past few years. We will monitor these events and respond to perceived opportunities that may occur. The Fund intends to continue focusing on investments in companies with prospects for exceptional growth.

We appreciate your continued confidence.

Respectfully,
James D. Wineland
Manager, United Vanguard Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                          UNITED VANGUARD FUND, INC.,
                               THE S&P 500 INDEX,
                  AND THE LIPPER GROWTH FUND UNIVERSE AVERAGE

                                              Lipper
                      United                  Growth
                      Vanguard    S&P           Fund
                      Fund,       500       Universe
                      Inc.      Index        Average
                      ------------------  ----------
     09/30/86  Purchase         9,425         10,000   10,000
     09/30/87         13,207   14,343         13,323
     09/30/88         12,081   12,569         11,728
     09/30/89         14,943   16,718         15,067
     09/30/90         13,050   15,173         13,049
     09/30/91         17,080   19,902         17,538
     09/30/92         16,981   22,103         18,847
     09/30/93         20,101   24,976         22,285
     09/30/94         22,485   25,896         22,583
     09/30/95         28,515   33,599         28,760
     09/30/96         29,539   40,431         33,333

     ====      United Vanguard Fund* -- $29,539
     ++++      S&P's 500 Index  -- $40,431
     ----      Lipper Growth Fund Universe Average -- $33,333

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   9/30/96          -2.37%     3.80%
5 Years Ended
   9/30/96          10.26%     N/A
10 Years Ended
   9/30/96          11.44%     N/A
Life of Class Y +++ N/A        2.71%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 9/8/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 9/30/96.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Vanguard Fund, Inc.

PORTFOLIO STRATEGY:
Common stock of companies  OBJECTIVE:   Appreciation of
thought to have superior                capital.
prospects for growth and/or
other unique investment     STRATEGY:   Invests in securities
characteristics                         primarily issued by
                                        companies believed to
May invest in Foreign                   have the potential for
Securities                              appreciation in
                                        value and seeks to
Cash Reserves                           achieve proper timing of purchases and
                                        sales relative to market conditions.
                                        (May purchase securities subject to
                                        repurchase agreements.  May invest in
                                        certain options and futures.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Vanguard Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak allows the Fund the
                                        opportunity to capture profits and
                                        attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY has from time to time been an important element in our past success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                             FOUNDED:   1969

        SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY (June and December)

PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Fiscal Year Ended September 30, 1996
---------------------------------------------
DIVIDENDS PAID                  $0.04
                                =====

CAPITAL GAINS DISTRIBUTION      $0.45
                                =====

NET ASSET VALUE ON
   9/30/96    $8.77 adjusted to:$9.22 (A)
   9/30/95                       8.97
                                -----
CHANGE PER SHARE                $0.25
                                =====

(A)This number includes the capital gains distribution of $0.45 paid in December 1995 added to the actual net asset value on September 30, 1996.


Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
1-year period ended 9-30-96                     -2.37%          3.59%
5-year period ended 9-30-96                     10.26%         11.58%
10-year period ended 9-30-96                    11.44%         12.10%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1996, United Vanguard Fund, Inc. had net assets totaling $1,295,168,954 invested in a diversified portfolio of:

   78.64%   Common Stocks
   20.06%   Cash and Cash Equivalents
    1.30    Preferred Stock

As a shareholder of United Vanguard Fund, Inc., for every $100 you had invested on September 30, 1996, your Fund owned:

 $36.53  Manufacturing Stocks
  20.70  Services Stocks
  20.06  Cash and Cash Equivalents
  12.67  Finance, Insurance and Real Estate Stocks
   5.29  Transportation, Communication, Electric
           and Sanitary Services Stocks
   1.53  Wholesale and Retail Trade Stocks
   1.30  Preferred Stock
   1.17  Contract Construction Stocks
   0.75  Miscellaneous Investing Institutions Stocks

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.49%
 Walt Disney Company (The)  ..............   100,000    $ 6,337,500

Business Services - 20.21%
 America Online, Inc.*  ..................   500,000     17,812,500
 Broderbund Software, Inc.*  .............   633,000     18,198,750
 cisco Systems, Inc.*  ...................   300,000     18,618,600
 CUC International Inc.*  ................   800,000     31,900,000
 Computer Associates International, Inc.     400,000     23,900,000
 Electronic Arts Inc.*  ..................   500,000     18,656,000
 Electronic Data Systems Corporation  ....   450,000     27,618,750
 First Data Corporation  .................   400,000     32,650,000
 Informix Corporation*  .................. 1,246,200     34,815,089
 Intuit Inc.*  ...........................   304,200      9,544,275
 Microsoft Corporation*  .................   100,000     13,181,200
 Oracle Systems Corporation*  ............   350,000     14,896,700
   Total .................................              261,791,864

Chemicals and Allied Products - 13.17%
 ALZA Corporation*   .....................   750,000     20,156,250
 Amgen Inc.*  ............................   300,000     18,956,100
 Biogen, Inc.*  ..........................   150,000     11,418,750
 Ciba-Geigy AG, Registered (A)  ..........    22,000     28,122,410
 Eastman Chemical Company  ...............   250,000     14,593,750
 Johnson & Johnson  ......................   450,000     23,062,500
 Merck & Co., Inc.  ......................   350,000     24,631,250
 Pfizer Inc.  ............................   375,000     29,671,875
   Total .................................              170,612,885

Communication - 4.26%
 British Sky Broadcasting Group
   plc, ADS ..............................   200,000     11,000,000
 MFS Communications Company, Inc.*  ......   700,000     30,493,400
 Vodafone Group Plc, ADR  ................   400,000     13,650,000
   Total .................................               55,143,400

Depository Institutions - 4.26%
 HSBC Holdings Plc (A)  .................. 1,705,316     31,645,676
 Wells Fargo & Company  ..................    90,400     23,504,000
   Total .................................               55,149,676

Electric, Gas and Sanitary Services - 1.03%
 Sonat Inc.  .............................   300,000     13,275,000


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 9.34%
 Ascend Communications, Inc.*  ...........   150,000 $    9,909,300
 Atmel Corporation*  .....................   450,000     13,865,400
 Emerson Electric Co.  ...................   175,000     15,771,875
 Intel Corporation  ......................   300,000     28,631,100
 Motorola, Inc.  .........................   300,000     15,487,500
 Nokia Corporation, Series K (A)  ........   500,000     22,064,782
 Xilinx, Inc.*  ..........................   450,000     15,271,650
   Total .................................              121,001,607

Fabricated Metal Products - 1.11%
 Gillette Company (The)  .................   200,000     14,425,000

General Merchandise Stores - 1.53%
 Wal-Mart Stores, Inc.  ..................   750,000     19,781,250

Holding and Other Investment Offices - 0.75%
 Grupo Carso, S.A. de C.V.,
   Series 1A (A) ......................... 2,100,000      9,658,052

Industrial Machinery and Equipment - 6.12%
 Applied Materials, Inc.*  ...............   500,000     13,843,500
 Mannesmann AG (A)  ......................    60,000     22,488,697
 Seagate Technology, Inc.*  ..............   500,000     27,937,500
 Silicon Valley Group, Inc.*  ............   850,000     15,033,950
   Total .................................               79,303,647

Instruments and Related Products - 2.34%
 General Motors Corporation, Class H  ....   175,000     10,106,250
 SMH Swiss Corporation for Microelectronics
   and Watchmaking Industries Ltd. (A) ...    30,000     20,178,514
   Total .................................               30,284,764

Insurance Carriers - 5.18%
 American International Group, Inc.  .....   200,000     20,150,000
 Chubb Corporation (The)  ................   100,000      4,600,000
 MBIA Inc.  ..............................   300,300     25,750,725
 United HealthCare Corporation  ..........   400,000     16,650,000
   Total .................................               67,150,725

Nondepository Institutions - 3.23%
 Federal National Mortgage Association  .. 1,200,000     41,850,000

Paper and Allied Products - 0.66%
 International Paper Company  ............   200,000      8,500,000

Petroleum and Coal Products - 1.93%
 Royal Dutch Petroleum Company  ..........   160,000     24,980,000


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Printing and Publishing - 1.86%
 Berkshire Hathaway Inc., Class B* .......     5,000 $    5,365,000
 News Corporation Limited (The), ADR  ....   900,000     18,787,500
   Total .................................               24,152,500

Special Trade Contractors - 1.17%
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................   600,000     15,187,200

TOTAL COMMON STOCKS - 78.64%                         $1,018,585,070
 (Cost: $718,745,429)

PREFERRED STOCK - 1.30%
Business Services
 SAP Aktiengesellschaft (A)  .............   100,000 $   16,807,549
 (Cost: $16,192,236)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.58%
   Hercules, Inc.,
   5.34%, 10-28-96 .......................   $ 7,540      7,509,802

 Communication - 0.91%
 Bell Atlantic Financial Services Inc.,
   5.43%, 10-24-96 .......................     6,000      5,979,185
 GTE Corporation,
   5.42%, 10-8-96 ........................     5,780      5,773,909
   Total .................................               11,753,094

 Depository Institutions - 0.02%
 U.S. Bancorp,
   Master Note ...........................       242        242,000

 Electric, Gas and Sanitary Services - 3.40%
 Dominion Resources Inc.,
   5.42%, 10-28-96 .......................     5,600      5,577,236
 Michigan Consolidated Gas Co.,
   5.35%, 10-18-96 .......................     4,180      4,169,440
 Public Service Company of Colorado,
   5.56%, 10-4-96 ........................     2,050      2,049,050
 Public Service Electric & Gas Co.:
   5.47%, 10-9-96 ........................     6,000      5,992,707
   5.5%, 10-16-96 ........................     4,130      4,120,535
   5.54%, 10-28-96 .......................     7,600      7,568,422


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Electric, Gas and Sanitary Services (Continued)
 Questar Corp.:
   5.32%, 10-2-96 ........................   $ 5,000 $    4,999,261
   5.4%, 10-31-96 ........................     3,000      2,986,500
 Western Resources Inc.,
   5.58%, 10-15-96 .......................     6,630      6,615,613
   Total..................................               44,078,764

 Food and Kindred Products - 3.25%
 ConAgra, Inc.,
   5.55%, 11-1-96.........................    15,435     15,361,234
 General Mills, Inc.,
   Master Note ...........................     9,181      9,181,000
 Quaker Oats Co.,
   5.67%, 10-21-96 .......................     5,570      5,552,454
 Ralston Purina Co.,
   5.47%, 10-25-96 .......................     2,000      1,992,707
 Seagram (Joseph E.) & Sons Inc.:
   5.34%, 10-17-96 .......................     6,095      6,080,534
   5.35%, 10-17-96 .......................     3,905      3,895,715
   Total .................................               42,063,644

 Insurance Carriers - 1.34%
 Transamerica Finance Corporation,
   5.42%, 10-23-96 .......................     7,500      7,475,158
 USAA Capital Corp.,
   5.4%, 11-7-96 .........................    10,000      9,944,500
   Total .................................               17,419,658

 Nondepository Institutions - 4.55%
 Ford Credit Europe PLC:
   5.36%, 10-21-96 .......................    20,000     19,940,445
   5.38%, 10-21-96 .......................    15,000     14,955,167
 International Business Machines Credit Corp.,
   5.35%, 10-25-96 .......................    12,870     12,824,097
 Island Finance Puerto Rico Inc.,
   5.41%, 11-8-96 ........................    10,000      9,942,894
 Textron Financial Corp.,
   5.47%, 10-18-96 .......................     1,345      1,341,526
   Total .................................               59,004,129

 Personal Services - 0.92%
 Block Financial Corp.,
   5.35%, 10-15-96 .......................    11,960     11,935,117

 Petroleum and Coal Products - 0.45%
 Kerr-McGee Credit Corp.,
   5.45%, 10-15-96 .......................     5,865      5,852,569


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Tobacco Products - 0.72%
 B.A.T. Capital Corp.,
   5.37%, 10-3-96 ........................   $ 9,325 $    9,322,218

 Transportation Equipment - 0.92%
 Echlin Inc.,
   5.41%, 11-8-96 ........................     2,305      2,291,837
 Textron Inc.:
   5.48%, 10-4-96 ........................     3,900      3,898,219
   5.54%, 10-22-96 .......................     5,730      5,711,483
   Total .................................               11,901,539

 Wholesale Trade - Nondurable Goods - 0.01%
 Sara Lee Corporation,
   Master Note ...........................        32         32,000

Total Commercial Paper - 17.07%                         221,114,534

Commercial Paper (backed by irrevocable
 bank letter of credit)
 Electric, Gas and Sanitary Services - 0.69%
 AES Barbers Point Inc. (Bank of America NT & SA),
   5.37%, 10-18-96 .......................     8,980      8,957,228

 Petroleum and Coal Products - 1.16%
 Petroleo Brasileiro S.A. - Petrobras
   (Barclays Bank PLC),
   5.37%, 10-11-96 .......................    15,000     14,977,625

 Rubber and Miscellaneous Plastics Products - 0.39%
 Michelin North America Inc. (Societe Generale),
   5.37%, 10-7-96 ........................     5,000      4,995,525

Total Commercial Paper (backed by irrevocable
 bank letter of credit) - 2.24%                          28,930,378

Municipal Obligations - 0.77%
 California
 Oakland-Alameda County Coliseum Lease
   Revenue Bonds (Oakland Coliseum Project),
   1995 Series B-1 (Canadian Imperial Bank
   of Commerce):
   5.43%, 10-4-96 ........................     4,000      4,000,000
   5.4%, 10-10-96 ........................     6,000      6,000,000
   Total .................................               10,000,000

TOTAL SHORT-TERM SECURITIES - 20.08%                 $  260,044,912
 (Cost: $260,044,912)


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1996

                                                            Value
TOTAL INVESTMENT SECURITIES - 100.02%                $1,295,437,531
 (Cost: $994,982,577)

LIABILITIES, NET OF
 CASH AND OTHER ASSETS - (0.02%)                           (268,577)

NET ASSETS - 100.00%                                 $1,295,168,954


Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.

(A) Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED VANGUARD FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

Assets
 Investment securities -- at value
   (Notes 1 and 3) ................................. $1,295,437,531
 Cash   ............................................         93,165
 Receivables:
   Investment securities sold ......................      2,190,000
   Dividends and interest ..........................      1,435,538
   Fund shares sold ................................        648,169
 Prepaid insurance premium  ........................         37,660
                                                     --------------
    Total assets  ..................................  1,299,842,063
                                                     --------------
Liabilities
 Payable for Fund shares redeemed  .................      3,068,006
 Payable for investment securities purchased  ......        954,525
 Accrued service fee  ..............................        397,100
 Accrued transfer agency and dividend
   disbursing ......................................        195,626
 Accrued accounting services fee  ..................          8,333
 Other  ............................................         49,519
                                                     --------------
    Total liabilities  .............................      4,673,109
                                                     --------------
      Total net assets ............................. $1,295,168,954
                                                     ==============

Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $  147,614,500
   Additional paid-in capital ......................    696,539,373
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income .........................................      3,979,782
   Accumulated undistributed net realized gain on
    investment transactions  .......................    146,580,304
   Net unrealized appreciation in value of
    investments at end of period ...................    300,454,995
                                                     --------------
    Net assets applicable to outstanding
     units of capital  ............................. $1,295,168,954
                                                     ==============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $8.77
 Class Y  ..........................................          $8.78
Capital shares outstanding
 Class A  ..........................................    147,141,646
 Class Y  ..........................................        472,854
Capital shares authorized ..........................    600,000,000


                   See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1996

Investment Income
 Income:
   Interest ........................................  $  9,769,244
   Dividends .......................................     8,726,688
                                                      ------------
    Total income  ..................................    18,495,932
                                                      ------------
 Expenses (Note 2):
   Investment management fee .......................     9,020,391
   Service fee - Class A ...........................     2,046,992
   Transfer agency and dividend disbursing - Class A     2,198,235
   Custodian fees ..................................       212,114
   Accounting services fee .........................       100,000
   Audit fees ......................................        35,556
   Legal fees ......................................        17,206
   Shareholder servicing - Class Y..................         6,852
   Other ...........................................       258,567
                                                      ------------
    Total expenses  ................................    13,895,913
                                                      ------------
      Net investment income ........................     4,600,019
                                                      ------------
Realized and Unrealized Gain (Loss) on Investments
 Realized net gain on securities  ..................   146,572,520
 Realized net loss on foreign currency
   transactions ....................................      (359,457)
                                                      ------------
   Realized net gain on investments ................   146,213,063
 Unrealized depreciation in value of investments
   during the period ...............................  (104,771,885)
                                                      ------------
    Net gain on investments  .......................    41,441,178
                                                      ------------
      Net increase in net assets resulting
       from operations  ............................  $ 46,041,197
                                                      ============


                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                           For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1996        1995
Increase in Net Assets                --------------   ------------
 Operations:
   Net investment income ............ $    4,600,019 $    9,556,581
   Realized net gain on investments .    146,213,063     68,377,208
   Unrealized appreciation
    (depreciation)  .................   (104,771,885)   194,298,937
                                      -------------- --------------
    Net increase in net assets
      resulting from operations .....     46,041,197    272,232,726
                                      -------------- --------------
 Dividends to shareholders from:*
   Net investment income
    Class A  ........................     (5,362,420)    (4,857,502)
    Class Y  ........................        (18,377)           ---
   Realized gains on securities
    transactions
    Class A  ........................    (64,486,580)   (81,376,803)
    Class Y  ........................       (115,078)           ---
                                      -------------- --------------
                                         (69,982,455)   (86,234,305)
Capital share transactions:           -------------- --------------
   Proceeds from sale of shares:
    Class A (10,454,280 and 24,614,638
      shares, respectively) .........     89,257,617    181,684,410
    Class Y (575,709 and 196,892
      shares, respectively) .........      5,007,444      1,781,870
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (8,400,456 and
      622,043 shares, respectively)..     68,790,612      4,701,960
    Class Y (16,225 and 0
      shares, respectively) .........        133,455            ---
   Payments for shares redeemed:
    Class A (15,014,137 and 13,070,843
      shares, respectively) .........   (128,046,129)  (101,713,982)
    Class Y (315,972 and 0
      shares, respectively) .........     (2,748,347)           ---
                                      -------------- --------------
    Net increase in net assets
      resulting from capital
      share transactions ............     32,394,652     86,454,258
                                      -------------- --------------
      Total increase ................      8,453,394    272,452,679
Net Assets
 Beginning of period  ...............  1,286,715,560  1,014,262,881
                                      -------------- --------------
 End of period, including undistributed
   net investment income of $3,979,782
   and $5,120,017, respectively ..... $1,295,168,954 $1,286,715,560
                                      ============== ==============
                 *See "Financial Highlights" on pages 15 - 16.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               1996   1995    1994   1993    1992
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $8.97  $7.73   $7.10  $6.03   $6.36
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.03   0.07     .00    .04     .06
 Net realized and
   unrealized gain
   (loss) on
   investments......           0.26   1.82     .83   1.07   (0.10)
                              -----  -----   -----  -----   -----
Total from investment
 operations ........           0.29   1.89     .83   1.11   (0.04)
                              -----  -----   -----  -----   -----
Less distributions:
 Dividends from net
   investment
   income...........          (0.04) (0.03)  (0.02) (0.04)  (0.09)
 Distribution from
   capital gains....          (0.45) (0.62)  (0.18) (0.00)  (0.20)
                              -----  -----   -----  -----   -----
Total distributions.          (0.49) (0.65)  (0.20) (0.04)  (0.29)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period .....          $8.77  $8.97   $7.73  $7.10   $6.03
                              =====  =====   =====  =====   =====
Total return*.......           3.59% 26.82%  11.86% 18.38%  -0.58%
Net assets, end of
 period (000
 omitted)  .........       $1,291,017$1,284,951$1,014,263$921,816     $843,978
Ratio of expenses
 to average net
 assets ............           1.09%  1.05%   1.05%  0.97%   0.96%
Ratio of net
 investment income
 to average net
 assets ............           0.36%  0.87%   0.04%  0.50%   0.96%
Portfolio
 turnover rate .....          57.10% 30.01%  36.70% 62.12%  84.82%
Average commission
 rate paid .........          $0.0347

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the        For the
                     fiscal         period
                       year        from 9/08/95
                      ended        through
                    9/30/96        9/30/95*
                   --------        --------
Net asset value,
 beginning of period  $8.97          $9.05
                      -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.07           0.00
 Net realized and
   unrealized gain
   (loss) on
   investments......   0.24          (0.08)
                      -----          -----
Total from investment
 operations ........   0.31          (0.08)
                      -----          -----
Less distributions:
 Dividends from net
   investment
   income...........  (0.05)         (0.00)
 Distribution from
   capital gains....  (0.45)         (0.00)
                      -----          -----
Total distributions.  (0.50)         (0.00)
                      -----          -----
Net asset value,
 end of period .....  $8.78          $8.97
                      =====          =====
Total return .......   3.80%         -0.88%
Net assets, end of
 period (000
 omitted)  ......... $4,152         $1,765
Ratio of expenses
   to average net
   assets...........   0.91%          0.00%
Ratio of net
 investment income
 to average net
 assets ............   0.69%          0.00%
Portfolio
 turnover rate .....  57.10%         30.01%**
Average commission
 rate paid .........  $0.0347
  *On August 15, 1995, the Fund began offering Class Y shares to the public.
   Fund shares outstanding prior to that date were designated Class A shares. **Annualized.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

NOTE 1 -- Significant Accounting Policies

     United Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is appreciation through a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations System) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At September 30, 1996, $359,457 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $14.7 billion of combined net assets at September 30, 1996) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996), plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,514,918, out of which W&R paid sales commissions of $1,923,568 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $50,747.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $630,270,590 while proceeds from maturities and sales aggregated $755,036,051. Purchases of short-term securities aggregated $2,134,969,554 while proceeds from maturities and sales aggregated $2,049,915,219.

     For Federal income tax purposes, cost of investments owned at September 30, 1996 was $994,982,577, resulting in net unrealized appreciation of $300,454,954, of which $310,814,272 related to appreciated securities and $10,359,318 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $146,572,520 during its fiscal year ended September 30, 1996, of which a portion was paid to shareholders during the period ended September 30, 1996. Remaining net capital gains will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

  On August 15, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each Class of shares based on the value of relative net assets as of the beginning of the day adjusted for the prior day's capital share activity.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of United Vanguard Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United Vanguard Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
November 8, 1996

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.


                       PER-SHARE AMOUNTS REPORTABLE AS:
                  -----------------------------------------------
                  For Individuals        For Corporations
                  ----------------- -----------------------------
Record           Ordinary Long-Term                Non- Long-Term
 Date     Total  IncomeCapital GainQualifyingQualifyingCapital Gain
--------- -----  ---------------------------------------------------
                                    Class A
12-15-95 $0.477   $0.0445   $0.4325   $0.0188   $0.0257   $0.4325
06-14-96   .010     .0100       ---     .0061     .0039       ---
        -------   -------   -------   -------   -------   -------
Total    $0.487   $0.0545   $0.4325   $0.0249   $0.0296   $0.4325
        =======   =======   =======   =======   =======   =======
                                    Class Y
12-15-95 $0.478   $0.0455   $0.4325   $0.0195   $0.0260   $0.4325
06-14-96   .017     .0170       ---     .0104     .0066       ---
        -------   -------   -------   -------   -------   -------
Total    $0.495   $0.0625   $0.4325   $0.0299   $0.0326   $0.4325
        =======   =======   =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Jay B. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Doyle Patterson, Kansas City, Missouri
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona


OFFICERS

Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Carl E. Sturgeon, Vice President
James D. Wineland, Vice President




This report is submitted for the general information of the shareholders of United Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Vanguard Fund, Inc. current prospectus.




To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.





















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com

NUR1005A(9-96)

printed on recycled paper